Exhibit 10.21

English Translation

VOTING PROXY AGREEMENT

AMONG

WANG YONGCHAO, SHI HAIYAN, LIANG DE, ZHENG FENG

GUANGZHOU YITONGTIANXIA SOFTWARE DEVELOPMENT CO., LTD.

AND

GUANGZHOU YINGZHENG INFORMATION TECHNOLOGY CO., LTD.

EXECUTED IN GUANGZHOU ON OCTOBER 28, 2009

 VOTING PROXY AGREEMENT

THIS VOTING PROXY AGREEMENT (“this Agreement”) is made and entered into on October 28, 2009 by and among:

(1)   Wang Yongchao, a citizen of the People’s Republic of China (“China”), identity card no.:           ;

(2)   Shi Haiyan, a citizen of China, identity card no.:                 ;

(3)   Liang De, a citizen of China, identity card no.:                 ; and

(4)   Zheng Feng, a citizen of China, identity card no.:                 ;

The parties indicated in Item (1) through Item (4) above are collectively referred to as the “Principal”;

(5)   Guangzhou Yitongtianxia Software Development Co., Ltd. (“Guangzhou Yitong”), a wholly foreign owned enterprise duly organized and existing under the laws of China, with its registered address at No.1-6 (Self-numbered), 1501, No.233, Tianfu Road, Tianhe District, Guangzhou (the “Proxy”) ;

(6)   Guangzhou Yingzheng Information Technology Co., Ltd. (“Guangzhou Yingzheng”), a domestic company with limited liability duly organized and existing under the laws of China, with its registered address at 15/F, Hua Jian Tower, No.233, Tianfu Road, Tianhe District, Guangzhou.

The Principal, the Proxy and Guangzhou Yingzheng are hereinafter collectively referred to as “Parties”.

WHEREAS,

1.     Each Principal is the shareholder of Guangzhou Yingzheng and together hold 100% shares in the registered capital of Guangzhou Yingzheng, of which, Wang Yongchao holds 64% shares, and Shi Haiyan holds 12% shares, and Liang De holds 4% shares and Zheng Feng holds 20% shares.

2.     The Principal, the Proxy and/or Guangzhou Yingzheng have established the business relationship through the execution of the Exclusive Technology Services and Market Promotion Services Agreement, the Equity Pledge Agreement, the Individual Loan Agreement and the Option Agreement (collectively as “Reorganization Agreements”), and Guangzhou Yingzheng shall pay various amounts to the Proxy under the Reorganization Agreements; therefore, the routine business operations of Guangzhou Yingzheng will materially affect its ability to pay the amounts to the Proxy;

3.     As a consideration of the obligations of the Proxy under the Reorganization Agreement, each Principal hereby agrees to grant the Proxy an irrevocable Power of Attorney (“Power of Attorney”), so that the Proxy may vote with all voting shares owned by the Principal in Guangzhou Yingzheng (“Shares”) during the term of this Agreement;

4.     Guangzhou Yingzheng hereby acknowledges the rights and obligations of the Principal and the Proxy hereunder, and will provide assistance in enforcing the Power of Attorney mentioned herein.

NOW, THEREFORE, both parties hereby enter into the following agreements:

1. PROXY OF SHAREHOLDERS’ VOTING RIGHT AND OTHER RIGHTS

1.1  Subject to the terms and conditions of this Agreement, the Principal hereby severally and jointly appoints and authorizes the Proxy to exercise the voting right and management right, etc. as the shareholder of Guangzhou Yingzheng for and on behalf of the Principal, and the power and right of the Proxy under the said authorization include but not limited to:

(1)   To exercise the voting right as the shareholder of Guangzhou Yingzheng for and on behalf of the Principal;

(2)   To exercise the management right of Guangzhou Yingzheng for and on behalf of the Principal;

(3)   To exercise all other rights enjoyed by the shareholder under the articles of association of Guangzhou Yingzheng for and on behalf of the Principal.

1.2  In order that the Proxy can effectively exercise and carry out the power and right granted to the Proxy under Article 1.1, the Principal hereby undertakes and agrees that, if any law, regulation or government authority requires the Principal to issue a special Power of Attorney or similar document or go through the relevant formalities (such as notarization of the Power of Attorney) in respect of certain specific matter authorized hereunder, the Principal shall immediately issue the Power of Attorney according to such requirement.

1.3  The Principal hereby undertakes and confirms that the Principal shall appoint the nominees of the Proxy to act as the legal representative or director or any other officer of Guangzhou Yingzheng.

1.4  The Principal hereby agrees and confirms that the Proxy may delegate its officers to exercise the power and right granted under Article 1.1 above by giving a written notice to the Principal; and that upon receipt of the aforesaid written notice and when necessary, the Principal shall issue a Power of Attorney to such officers designated by the Proxy and grant the same power and right to such officers according to the requirement indicated in the written notice issued by the Proxy. However, the Proxy may revoke the authorization of power and right to such officers by giving a written notice to the Principal. Upon receipt of such a written notice from the Proxy, the Principal shall immediately revoke the authorization to such officers according to the requirement indicated by the Proxy in the written notice.

2. REPRESENTATIONS AND WARRANTIES

Guangzhou Yingzheng and the Principal hereby severally and jointly represent and warrant to the Proxy that:

(1)   The Principal is the sole, true and lawful registered and beneficial owner of the Shares, and there are no restrictions on the voting right or disposal right of such Shares; the Shares are not subject to any voting trust or any other agreement or arrangement regarding the voting of such Shares, or any encumbrance or any other restriction of transfer, unless it is otherwise stipulated herein;

(2)   The Principal has all powers and capacities to execute this Agreement and perform its obligations and liabilities hereunder;

(3)   All obligations and liabilities of the Principal hereunder are lawful, valid, binding and enforceable according to the terms and conditions of this Agreement;

(4)   All actions, conditions and matters (including all necessary consents, approvals and authorizations, if so required by the laws) necessary to:

(i)    Cause the Principal to duly execute this Agreement, exercise its rights hereunder and perform and comply with its obligations and liabilities hereunder;

(ii)   Ensure the obligations and liabilities of the Principal hereunder are lawful, valid and binding; and

(iii)  Cause this Agreement to become the evidence admissible in any relevant jurisdiction,

have been duly taken, satisfied or done (as the case may be) to the extent practical and permitted by the laws, and all such consents, approvals and authorizations are still in full effect and force;

(5)   Execution of this Agreement, exercise of its rights hereunder, performance and compliance with its obligations and liabilities hereunder by the Principal will not violate or conflict with, or exceed any power or limitation granted or imposed by:

(i)    Any law, regulation, rule or decree, or any judgment, order or award, or any consent, approval or authorization with must be complied with by the Principal; or

(ii)   The provisions of any agreement or document to which the Principal is a party or by which the Principal or any of its assets is bound;

(6)   All approvals and authorizations to be obtained by the Principal from any government or any other authority (is so required by the laws) or from the Proxy necessary for execution, performance and perfection of this Agreement have been duly obtained and they are still in full effect and force.

3. WAIVER AND SEVERABILITY

Failure or delay to exercise any right, power or remedy hereunder by the Proxy will not affect such right, power or remedy, or constitute a waiver of such right, power or remedy; and any single or partial exercise of such right, power or remedy will not preclude the further exercise of such right, power or remedy, or exercise of any other right, power or remedy. If any provision of this Agreement at any time becomes unlawful, invalid or unenforceable at any aspect under any law of any jurisdiction, the lawfulness, validity and enforceability of such provision under the laws of any other jurisdiction and the lawfulness, validity and enforceability of any other provision of this Agreement will not be affected or prejudiced.

4. PERIOD OF PROXY

This Agreement shall be executed and become effective on the date indicated first above. The period of the power and right granted to the Proxy hereunder shall be same as the period of the Reorganization Agreements.

5. GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the applicable laws of China.

6. DISPUTE RESOLUTION

6.1 Arbitration

Any controversy, dispute or claim (“Dispute”) arising out of or in connection with this Agreement shall be first resolved by both parties through good-faith negotiation. If negotiations have failed to resolve such dispute, any Party may submit the dispute to China International Economic and Trade Arbitration Commission South China Sub-commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall be performed in Shenzhen, and the arbitration proceedings shall be in Chinese language. One arbitrator shall be appointed. The award shall be final and binding upon both parties.

6.2 Enforcement of Award

The winning party may enforce the award at any competent court or judicial authority, and all parties subject to the award shall agree to be bound by the award and take actions according to the award.

7. TERMINATION

7.1  Except as otherwise provided for herein, during the term of this Agreement, Guangzhou Yingzheng or any Principal shall not terminate this Agreement or the Power of Attorney prior to the expiration of this Agreement; otherwise, it shall pay the liquidated damages of RMB 20 million to the Proxy. The Proxy may at any time terminate this Agreement and the Power of Attorney by sending a thirty-day written notice to the Principal and Guangzhou Yingzheng.

7.2  Termination of this Agreement and the Power of Attorney will not release Guangzhou Yingzheng or any Principal from any liability incurred from any breach of this Agreement prior to termination.

8. MISCELLANEOUS

8.1  Assignment

Without the prior written consent of the Proxy, no Principal may transfer or assign all or any right, interest or obligation hereunder. The Proxy may assign any or all rights, interests or obligations hereunder or any other voting agreement. Any such assignment shall include all rights and obligations of the Proxy hereunder, as if the assignee is an original party to this Agreement or any other voting agreement. Upon request of the Proxy, the Principal shall execute all agreements and other documents required for the completion of such assignment.

8.2  Amendment

Any amendment or change to this Agreement may only be made with the written consent of the Proxy. Any amendment and/or supplement to this Agreement duly executed by both parties shall be deemed as an integral part of this Agreement, and shall have the same legal force as this Agreement.

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This Page contains no text and is a signature page to the Voting Proxy Agreement

Wang Yongchao

Signature:	/s/ Wang Yongchao

Shi Haiyan

Signature:	/s/ Shi Haiyan

Liang De

Signature:	/s/ Liang De

Zheng Feng

Signature:	/s/ Zheng Feng

Guangzhou Yitongtianxia Software Development Co., Ltd.

Signature:	/s/ Wang Yongchao (affixed with company seal)

Printed Name of Signatory: Wang Yongchao

Title: Legal Representative

Guangzhou Yingzheng Information Technology Co., Ltd.

Signature:	/s/ Wang Yongchao (affixed with company seal)

Printed Name of Signatory: Wang Yongchao

Title: Legal Representative